UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2026

Pearl Diver Credit Company Inc.

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	811-23912	99-3901483
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

747 Third Avenue

Suite 3603

New York, NY 10017

(Address of principal executive offices)

(877) 736-6777

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PDCC	New York Stock Exchange
8.00% Series A Preferred Stock due 2029	PDPA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Management’s unaudited net asset value per share of our common stock as of February 28, 2026 was $10.74.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Pearl Diver Credit Company Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEARL DIVER CREDIT COMPANY INC.

Dated: March 19, 2026	By:	/s/ Indranil Basu
Indranil Basu
Chief Executive Officer